UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2024

Protara Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36694	20-4580525
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

345 Park Avenue South Third Floor New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 844-0337

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 5, 2024, Protara Therapeutics, Inc. (the “Company” or “Protara”) posted an investor presentation (the “Investor Presentation”) to the “Investors—Events and Presentations” section of the Company’s website at www.protaratx.com. The Investor Presentation will be used in connection with a conference call and webcast today, December 5, 2024, at 8:30 am ET, to review the clinical data to be presented during a poster session at the 25th Annual Meeting of the Society of Urologic Oncology in Dallas, Texas (the “2024 SUO Conference”) and provides an update on the ongoing Phase 2 ADVANCED-2 trial program. A copy of the Investor Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On December 5, 2024, the Company also issued a press release reporting new interim clinical data on the ongoing Phase 2 ADVANCED-2 trial program (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 5, 2024, the Company presented interim results from its ongoing Phase 2 ADVANCED-2 clinical trial of TARA-002 in patients with Non-Muscle Invasive Bladder Cancer (“NMIBC”) at a poster session at the 2024 SUO Conference. A copy of the poster, which has been published to the “Investors—Events and Presentations” section of the Company’s website, is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company reported data that highlights the potential of TARA-002 in patients with NMIBC in its Phase 2 ADVANCED-2 clinical trial, which is assessing the safety and anti-tumor activity of intravesical TARA-002, the Company’s investigational cell-based therapy, in high-risk NMIBC patients with carcinoma in situ (“CIS”) (± Ta/T1) who are Bacillus Calmette-Guérin (“BCG”)-Unresponsive or BCG-Naïve. The dataset includes 20 patients who were evaluable at three months, 18 patients who were evaluable at six months and three patients who were evaluable at nine months with a data cutoff of November 19, 2024. The complete response (“CR”) rate across BCG exposures was 72% (13/18) at six months and 70% (14/20) at any time, with 100% (9/9) of patients maintaining a CR from three months to six months. In addition, two of three patients maintained a CR at nine months. In the pivotal cohort of the ADVANCED-2 trial in BCG-Unresponsive patients, the CR rate was 100% (4/4) at six-months and 80% (4/5) at any time. In the proof-of-concept cohort of BCG-Naïve patients, the CR rate was 64% (9/14) at six months and 67% (10/15) at any time.

To date, TARA-002 has demonstrated a favorable safety and tolerability profile with no Grade 2 or greater treatment-related adverse events, and no patients discontinued treatment due to adverse events. The majority of adverse events were Grade 1 and transient, and the most common adverse events were in line with typical responses to bacterial immunopotentiation, such as flu-like symptoms. In addition, the most common urinary symptoms reflect urinary tract instrumentation effects, such as bladder spasm, burning sensation, and urinary tract infection. Most bladder irritations resolved shortly after administration or within a few hours to a few days.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara’s business strategy, including its development plans for its product candidates and plans regarding the timing or outcome of existing or future clinical trials (including reporting initial data from 12-month evaluable patients in mid-2025); statements related to expectations regarding interactions with the FDA; Protara’s financial position; statements regarding the anticipated safety or efficacy of Protara’s product candidates; and Protara’s outlook for the remainder of the year and future periods. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that contribute to the uncertain nature of the forward-looking statements include: risks that Protara’s financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’s development programs, including the initiation and completion of non-clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; general market conditions; changes in the competitive landscape; changes in Protara’s strategic and commercial plans; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; failure to attract and retain management and key personnel; the impact of general U.S. and foreign, economic, industry, market, regulatory, political or public health conditions; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption “Risk Factors” and elsewhere in Protara’s filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. Protara undertakes no obligation to update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Investor Presentation, dated December 5, 2024.
99.2	Press Release, dated December 5, 2024.
99.3	Poster Presentation, dated December 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2024

Protara Therapeutics, Inc.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Chief Financial Officer

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